Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 2,761	$ 1,667	$ 1,613
Accrued interest expenses	6,795	4,249	4,186
Settlement and clearing accounts	1,797	2,025	1,314
Lease liabilities	4,323	2,766	2,904
Other	6,449	3,035	2,695
Total other financial liabilities measured at amortized cost	$ 22,125	$ 13,742	$ 12,713